Exhibit 10.1

PERSONAL AND CONFIDENTIAL
November 21, 2013
Louisiana-Pacific Corporation
414 Union Street, Suite 2000
Nashville, Tennessee 37219
Attention: Sallie Bailey

Re:
Amendment to Commitment Letter dated as of November 1, 2013 (the “Commitment Letter”) among Louisiana-Pacific Corporation (“you” or the “Borrower”) and (b) American AgCredit, FLCA, CoBank, ACB, Farm Credit Services of America, PCA, and AgFirst Farm Credit Bank. Terms used but not defined herein shall have the meanings provided in the Commitment Letter.

Ladies and Gentlemen:

This Amendment to Commitment Letter (“Amendment to Commitment Letter”) is delivered to you in connection with the underwriting and arrangement of a $200 million senior secured credit facility to the Borrower, as more fully described in the Commitment Letter and the Summary of Principal Terms and Conditions attached thereto as Annex C (the “Summary of Terms”). For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned parties agrees that the reference to “December 2, 2013” in Section 9 of the Commitment Letter is hereby replaced with a reference to “December 9, 2013.”

Except as modified hereby, all of the terms and provisions of the Commitment Letter and Summary of Terms shall remain in full force and effect. This Amendment to Commitment Letter may be executed in any number of counterparts, each of which when executed will be an original, and all of which, when taken together, will constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment to Commitment Letter by facsimile transmission or electronic transmission (in pdf format) will be effective as delivery of a manually executed counterpart hereof. This Amendment to Commitment Letter will be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

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If the foregoing is in accordance with your understanding, please sign and return this letter agreement to us.
Very truly yours,
AMERICAN AGCREDIT, FLCA
By: /s/ Michael J. Balok

Authorized Signatory
COBANK, ACB
By:

Authorized Signatory
FARM CREDIT SERVICES OF AMERICA, PCA
By: /s/ Ben Fogle

Authorized Signatory
AGFIRST FARM CREDIT BANK
By: /s/ James M Mancihi Jr.

Authorized Signatory

ACCEPTED AND AGREED AS OF
THE DATE FIRST ABOVE WRITTEN:

LOUISIANA-PACIFIC CORPORATION

By:	/s/ Mark Tobin

Name:	Mark Tobin

Title:	Treasurer